Exhibit 2.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK
Certificate Number
ZQ00000000
BIRKS GROUP
BIRKS GROUP INC.
INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX
Shares
**000000******************
***000000***************** ****000000**************** *****000000*************** ******000000**************
THIS CERTIFIES THAT
MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE
CUSIP 09088U 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of
***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***
FULLY PAID AND NON-ASSESSABLE CLASS A VOTING SHARES WITHOUT PAR VALUE OF
Birks Group Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of the Corporation’s duly authorized officers.
President
Secretary
BIRKS GROUP INC.
SEAL
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
1234567
BIRKS
GROUP
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7

BIRKS GROUP INC.

THERE ARE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE. A COPY OF THE FULL TEXT OF (I) SUCH RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS AND (II) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE OTHER CLASSES OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION IS OBTAINABLE FROM THE CORPORATION ON DEMAND AND WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM TEN ENT JT TEN	- - -	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT - Custodian (until age )
(Cust)
under Uniform Transfers to Minors Act
(Minor) (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Class A Voting Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.